Exhibit 10.1

INCREMENTAL AMENDMENT NO. 2 TO CREDIT AND GUARANTY AGREEMENT

INCREMENTAL AMENDMENT NO. 2 TO CREDIT AND GUARANTY AGREEMENT, dated as of June 11, 2025 (this “Amendment”), to the Existing Credit Agreement (as defined below), is by and among RADNET MANAGEMENT, INC., a California corporation (the “Borrower”), RADNET, INC., a Delaware corporation (“Holdings”), CERTAIN SUBSIDIARIES AND AFFILIATES OF THE BORROWER, as Guarantors, the undersigned 2025 Incremental Lender (as defined below), and BARCLAYS BANK PLC, as administrative agent and collateral agent under the Existing Credit Agreement (as defined below) (in such capacity, the “Administrative Agent”).

RECITALS:

1.                   Reference is made to the Third Amended and Restated First Lien Credit and Guaranty Agreement, dated as of April 18, 2024 (as amended by that certain Amendment No. 1 to Credit and Guaranty Agreement, dated as of November 26, 2024, and as further restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and, as amended by this Amendment or as further amended, restated, amended and restated, supplemented or otherwise modified from time to time after the date hereof, the “Credit Agreement”), among Holdings, the Borrower, the Guarantors party thereto, the Lenders from time to time party thereto and the Administrative Agent. Except as otherwise provided herein, all capitalized terms used but not defined herein shall have the meanings given them in the Credit Agreement.

2.                   The Borrower has requested that the financial institution signatory hereto as a “2025 Incremental Lender” (the “2025 Incremental Lender”) provide, in accordance with Section 2.1(d) of the Existing Credit Agreement, an Incremental Term Loan Commitment to the Borrower in an aggregate principal amount of $100,000,000 (the “2025 Incremental Term Commitment”; the Incremental Term Loans extended under the 2025 Incremental Term Commitment, the “2025 Incremental Term Loans”), and the 2025 Incremental Term Lender has agreed to make the 2025 Incremental Term Commitment available to the Borrower on the Amendment No. 2 Effective Date.

3.                   The Borrower has appointed Barclays Bank PLC (the “Amendment No. 2 Lead Arranger”) as lead arranger and bookrunner in connection with this Amendment and the 2025 Incremental Term Loans.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.          Amendment of Existing Credit Agreement. Subject to the satisfaction (or waiver in writing by the 2025 Incremental Term Lender) of the conditions precedent set forth in Section 5 hereof, the Existing Credit Agreement is hereby amended (the “Amendments”) as follows:

(a)                Schedule 1.1 of the Credit Agreement shall be amended by adding the following new definitions thereto in proper alphabetical order:

“2025 Incremental Term Loans” shall have the meaning specified in Amendment No. 2.

“Amendment No. 2” means that certain Incremental Amendment No. 2 to Credit and Guaranty Agreement, dated as of June 11, 2025, among the Borrower, the Loan Parties party thereto, the Lenders party thereto, and the Administrative Agent.

“Amendment No. 2 Effective Date” means the date on which all of the conditions contained in Section 5 of Amendment No. 2 have been satisfied or waived in accordance with the terms thereof.

(b)                The definition of “Initial Term Loan” is amended and restated in its entirety to read as follows:

“Initial Term Loan” shall mean, (i) prior to the Amendment No. 1 Effective Date, collectively, the Funded Excess Commitment Initial Term Loans, the Funded Initial Term Loan and the Exchanged Initial Term Loan, (ii) from and after the Amendment No. 1 Effective Date, the 2024 Refinancing Term Loans (it being understood that such term shall refer to the aggregate Initial Term Loan when used in the context of all Term Loan Lenders collectively and a particular Term Loan Lender’s portion of the aggregate Initial Term Loan when used in the context of an individual Term Loan Lender); provided that from and after the Amendment No. 2 Effective Date, “Initial Term Loans” shall include the 2025 Incremental Term Loans made in favor of the Borrower pursuant to Amendment No. 2.

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(c)                The definition of “Joint Lead Arrangers” is amended and restated in its entirety to read as follows:

“Joint Lead Arrangers” shall mean (i) Barclays Bank PLC, Banco Santander, S.A., New York Branch, Capital One, National Association, JPMorgan Chase Bank, N.A., Mizuho Bank, Ltd., Truist Securities, Inc. and Wells Fargo Securities, LLC, each in its capacity as a joint lead arranger and joint bookrunner in respect of the Facilities provided herein, (ii) the Amendment No. 1 Lead Arranger, in its capacity as lead arranger in respect of the 2024 Refinancing Term Loans and (iii) Barclays Bank PLC, in its capacity as lead arranger in respect of the 2025 Incremental Term Loans.

(d)                Section 2.1(b)(ii) of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

(ii)               The Initial Term Loan shall be repaid in consecutive quarterly installments of (A) $2,187,500 on the last day of each March, June, September and December, commencing with September 30, 2024 and ending on March 30, 2025, and (B) from and after the Amendment No. 2 Effective Date, $2,439,389.17 on the last day of each March, June, September and December, commencing with June 30, 2025 (in each case, as such payments may be reduced from time to time as a result of the application of prepayments and repurchases in accordance with Section 2.3).

It is understood and agreed by the parties hereto that the foregoing amendments set forth in this Section 1 are limited solely to the extent provided herein and shall not be deemed to constitute an amendment or other modification of any other provision of the Existing Credit Agreement or any of the other Loan Documents.

Section 2.          2025 Incremental Term Loans.

(a)                The 2025 Incremental Lender (i) confirms that it has received a copy of the Existing Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, Collateral Agent, Amendment No. 2 Lead Arranger or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other Loan Document; (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to Administrative Agent or Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

(b)                Terms Generally. The 2025 Incremental Lender hereby agrees to make its 2025 Incremental Term Loan in the full amount of the 2025 Incremental Term Commitment on the Amendment No. 2 Effective Date on the following terms and conditions:

(i)                 From and after the Amendment No. 2 Effective Date, each 2025 Incremental Lender shall be a Lender for all purposes under the Credit Agreement and the other Loan Documents. The Initial Term Loans and 2025 Incremental Term Loans shall be a single Class of Loans for all purposes under the Credit Agreement and payments (whether optional or mandatory) of the Initial Term Loans or 2025 Incremental Term Loans shall be made on pro rata basis among the Initial Term Loans and 2025 Incremental Term Loans. The 2025 Incremental Term Loans shall (w) constitute a Term Loan Increase of the existing Class of Initial Term Loans outstanding under the Existing Credit Agreement, (x) have identical terms (including with respect to maturity) as the existing Initial Term Loans, (y) shall rank pari passu in right of payment and security with the existing Initial Term Loans and (z) be fungible for U.S. federal income tax purposes with the Initial Term Loans made on the Amendment No. 1 Effective Date. On the Amendment No. 2 Effective Date, the 2025 Incremental Term Loans, notwithstanding anything to the contrary set forth in Section 2.1(b) of the Existing Credit Agreement, shall be added to (and form part of) the outstanding Borrowing of Initial Term Loans. For the avoidance of doubt, as of the Amendment No. 2 Effective Date, each Borrowing of Initial Term Loans has an Interest Period of 3 months ending on August 27, 2025.

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(ii)               Use of Proceeds. The proceeds of the 2025 Incremental Term Loans will be used for (i) the payment of fees, costs, and expenses incurred or payable in connection with this Amendment and (ii) working capital requirements, Capital Expenditures, general corporate purposes, including to finance Permitted Acquisitions and other permitted Investments, earn-out payments, purchase price adjustments and other deferred payments and the payment of any fees, costs, and expenses incurred or payable in connection with any of the foregoing and any other use not prohibited by this Agreement (other than the payment of Restricted Payments).

(iii)             Incremental Term Loan Maturity Date. The maturity date for the 2025 Incremental Term Loans shall be the Term Loan Maturity Date.

(iv)              Applicable Margin. The Applicable Margin for the 2025 Incremental Term Loans shall be as set forth in the Credit Agreement.

(v)                Principal Payments. Borrower shall make principal payments on the 2025 Incremental Term Loans in accordance with Section 2.1(b)(ii) of the Credit Agreement.

(vi)              Voluntary and Mandatory Prepayments. Scheduled installments of principal of the 2025 Incremental Term Loans shall be reduced in connection with any voluntary or mandatory prepayments of the Initial Term Loans in accordance with Sections 2.3 of the Credit Agreement.

(vii)            Incremental Lenders. The 2025 Incremental Lender acknowledges and agrees that upon its execution of this Amendment and the making of 2025 Incremental Term Loans that such 2025 Incremental Lender shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

(viii)          Incremental Amendment. The 2025 Incremental Lender, the Administrative Agent and the Loan Parties party hereto agree that this Amendment shall constitute an Incremental Amendment pursuant to and in accordance with Section 2.1(d)(vi) of the Existing Credit Agreement and an Incremental Request pursuant to and in accordance with Section 2.1(d)(i) of the Existing Credit Agreement. The Borrower hereby (x) designates that the entire amount of the 2025 Incremental Term Loans is being incurred in reliance on clause (c)(i) of the definition of “Incremental Cap” in the Existing Credit Agreement and (y) represents and warrants that, when calculated on a Pro Forma Basis as of the last day of the most recent Measurement Period ended prior to the date hereof for which Financial Statements are required to be delivered after giving Pro Forma Effect to the incurrence of the 2025 Incremental Term Loans and the use of proceeds thereof, the First Lien Net Leverage Ratio does not exceed 5.00 to 1.00.

(ix)              Credit Agreement Governs. Except as set forth in this Amendment, the 2025 Incremental Term Loans shall otherwise be subject to the provisions of the Credit Agreement and the other Loan Documents.

(x)                Recordation of the Incremental Loans. Upon execution and delivery hereof, Administrative Agent will record the 2025 Incremental Term Loans made by 2025 Incremental Lender in the Register.

(xi)              Administrative Matters. Each of the parties hereto hereby agrees that the Administrative Agent may take any and all action as may be reasonably necessary to ensure that all 2025 Incremental Term Loans, when originally made, are a single Class with the outstanding 2024 Refinancing Term Loans for all purposes under the Loan Documents, in each case, as may be accomplished at the discretion of the Administrative Agent. For the avoidance of doubt, the Initial Term Loans and the 2025 Incremental Term Loans shall constitute the same single Class of Loans.

Section 3.          Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Loan Parties represents and warrants to the Administrative Agent and the Lenders party hereto, as of the date hereof:

(a)                each Loan Party has the requisite power and authority to execute and deliver this Amendment and to perform its obligations under this Amendment and each Loan Document, as amended hereby. The execution and delivery of this Amendment and the performance by each Loan Party of this Amendment and each Loan Document (as amended hereby) to which it is a party have been duly approved by all necessary organizational action of each such Loan Party;

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(b)                this Amendment has been duly executed and delivered by each Loan Party that is a party hereto and this Amendment is the legally valid and binding obligation of such Loan Party party hereto, enforceable against such Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

(c)                the execution, delivery and performance by the Loan Parties of this Amendment and the other Loan Documents to which they are parties and the consummation of the transactions contemplated by the Amendment and the other Loan Documents do not and will not (a) violate (i) any provision of any law or any governmental rule or regulation applicable to any Loan Party or any of its Restricted Subsidiaries, (ii) any of the Organization Documents of any Loan Party or any of its Restricted Subsidiaries or (iii) any order, judgment or decree of any court or other agency of government binding on any Loan Party or any of its Restricted Subsidiaries; (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Loan Party or any of its Restricted Subsidiaries except to the extent such conflict, breach or default could not reasonably be expected to have a Material Adverse Effect; (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Loan Party or any of its Restricted Subsidiaries (other than any Liens created under any of the Loan Documents in favor of the Collateral Agent on behalf of the Secured Parties); or (d) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of any Loan Party or any of its Restricted Subsidiaries, except for such approvals or consents which have been obtained on or before the Amendment No. 2 Effective Date (as defined below) and except for any such approvals the failure of which to obtain will not have a Material Adverse Effect;

(d)                (i) the representations and warranties of the Borrower and the other Loan Parties contained in Article IV of the Existing Credit Agreement are true and correct in all material respects as of the Amendment No. 2 Effective Date (or as of a specific earlier date if such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Credit Agreement) (without duplication of any materiality qualifier contained therein) and (ii) no Default or Event of Default has occurred and is continuing or shall exist after immediately giving effect to the 2025 Incremental Term Loans; and

(e)                each Loan Party hereby certifies that, (i) the Organization Documents of such Loan Party delivered to the Administrative Agent, or otherwise certified as being accurate, on the Amendment No. 1 Effective Date have not been amended since the Amendment No. 1 Effective Date, (ii) the resolutions of the Loan Party delivered to the Administrative Agent on the date hereof with respect to this Amendment are in full force and effect, without modification, on the date hereof, and (iii) the incumbency and specimen signature of the authorized officers of such Loan Party delivered to the Administrative Agent on the Amendment No. 1 Effective Date continue to remain accurate as of the Amendment No. 2 Effective Date and the individual signing this Amendment on behalf of such Loan Party is a duly elected, qualified and acting officer of such Loan Party holding the office set forth on the signature pages hereto and such signature is true, correct and genuine.

Section 4.          Reaffirmation of the Loan Parties. Each Loan Party hereby consents to this Amendment and the amendments, consents and other modifications to the Existing Credit Agreement effected hereby and confirms and agrees that each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Existing Credit Agreement, this Amendment or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the existing security interests granted by such Loan Party in favor of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties under the Credit Agreement and the other Loan Documents as and to the extent provided in the Loan Documents.

Section 5.          Agreement Effectiveness; Conditions Precedent to Effectiveness. This Amendment shall become effective on the first date when, and only when, each of the applicable conditions set forth below has been satisfied (or waived) in accordance with the terms herein (such date of effectiveness, the “Amendment No. 2 Effective Date”):

(a)                The Administrative Agent shall have received counterparts of this Amendment executed and delivered by the Borrower, Holdings, each other Loan Party, the 2025 Incremental Lender and the Administrative Agent.

(b)                The Administrative Agent shall have received the resolutions or similar consents adopted by such Loan Party on or prior to the Amendment No. 2 Effective Date, which authorize such Loan Party to enter into this Amendment.

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(c)                All fees and reasonable, out-of-pocket expenses required to be paid or reimbursed by Holdings and the Borrower in connection with this Amendment, including under any fee letter, for which invoices have been presented a reasonable period of time prior to the Amendment No. 2 Effective Date shall have been paid or reimbursed.

(d)                On the Amendment No. 2 Effective Date, (i) after giving effect to the consummation of the transactions contemplated by this Amendment, the Loan Parties and their Restricted Subsidiaries, taken as a whole, are Solvent and (ii) the Administrative Agent shall have received the Solvency Certificate from the Chief Financial Officer of the Borrower.

(e)                The representations and warranties in Section 3 of this Amendment shall be true and correct in all material respects as of the Amendment No. 2 Effective Date.

(f)                 The Administrative Agent shall have received customary written opinions of Sheppard, Mullin, Richter & Hampton LLP and in-house counsel for the Loan Parties, in each case, dated the Amendment No. 2 Effective Date and addressed to the Administrative Agent and the Lenders as of the Amendment No. 2 Effective Date in form and substance reasonably satisfactory to the Administrative Agent, and the Loan Parties hereby request such counsel to deliver such opinions.

(g)                The Administrative Agent shall have received a signed funds flow agreement in form and substance reasonably acceptable to it with respect to the payment of all interest, fees and other amounts to be paid by the Borrower in connection with the consummation of the transactions contemplated hereby on the Amendment No. 2 Effective Date.

(h)                The Administrative Agent shall have received a Notice of Term Loan with respect to the Borrowing of the 2025 Incremental Term Loans prior to 11:00 a.m. (New York City time) at least one (1) Business Day prior to the Amendment No. 2 Effective Date (or such later date or time as the Administrative Agent and the 2025 Incremental Lender may accept).

Section 6.          Expense Reimbursement; Indemnification. The provisions of Sections 12.3 and 12.4 of the Existing Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if originally made a part hereof.

Section 7.          Effect of Amendment. On and after the Amendment No. 2 Effective Date, each reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby. Except as expressly provided in this Amendment, nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, or any other Loan Document in similar or different circumstances. On and after the Amendment No. 2 Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. On and after the Amendment No. 2 Effective Date, as used in the Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof’, and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

Section 8.          Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except as permitted by Section 12.2 of the Existing Credit Agreement.

Section 9.          Entire Agreement. This Amendment constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. This Amendment shall not constitute a novation of any amount owing under the Existing Credit Agreement and all amounts owing in respect of principal, interest, fees and other amounts pursuant to the Existing Credit Agreement and the other Loan Documents shall, to the extent not paid or exchanged on or prior to the Amendment No. 2 Effective Date, continue to be owing under the Credit Agreement or such other Loan Documents until paid in accordance therewith. This Amendment is a Loan Document.

Section 10.      Severability. The provisions of Section 12.7 of the Existing Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if originally made a part hereof.

Section 11.      Counterparts. The provisions of Section 12.12 of the Existing Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if originally made a part hereof.

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Section 12.      Governing Law; Submission to Jurisdiction. THE PROVISIONS OF SECTION 12.9 OF THE EXISTING CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE, MUTATIS MUTANDIS, AS IF ORIGINALLY MADE A PART HEREOF.

Section 13.      Waiver of Jury Trial. THE PROVISIONS OF SECTIONS 12.13 OF THE EXISTING CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE, MUTATIS MUTANDIS, AS IF ORIGINALLY MADE A PART HEREOF.

Section 14.      Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first set forth above.

RADNET, INC.

By:	/s/ Howard G. Berger, M.D. Name: Howard G. Berger, M.D. Title: President

RADNET MANAGEMENT, INC.

By:	/s/ Howard G. Berger, M.D. Name: Howard G. Berger, M.D. Title: President

[Signature Page to Incremental Amendment No. 2 to Credit and Guaranty Agreement]

ADVANCED IMAGING PARTNERS, INC.

ADVANCED NA, LLC

ADVANCED RADIOLOGY, LLC

AMERICAN RADIOLOGY SERVICES LLC

AMERICAN RADIOLOGY SERVICES OF DELAWARE, INC.

BEVERLY RADIOLOGY MEDICAL GROUP, INC.

COMMUNITY IMAGING PARTNERS, INC.

DELAWARE IMAGING PARTNERS, INC.

DIAGNOSTIC IMAGING SERVICES, INC.

ERAD, INC.

FRI II, INC.

FRI, INC.

IDE IMAGING PARTNERS, INC.

IMAGE MEDICAL CORPORATION

IMAGING ON CALL, LLC

MID ROCKLAND IMAGING PARTNERS, INC.

NEW JERSEY IMAGING PARTNERS, INC.

PACIFIC IMAGING PARTNERS, INC.

PRONET IMAGING MEDICAL GROUP, INC.

QUESTAR IMAGING, INC.

QUESTAR VICTORVILLE, INC.

RADIOLOGIX, INC.

RADIOLOGY ALLIANCE DELIVERY SYSTEM, LLC

RADIOLOGY AND NUCLEAR MEDICINE IMAGING PARTNERS, INC.

RADNET MANAGED IMAGING SERVICES, INC.

CALIFORNIA IMAGING ACQUISITION, INC.

RADNET MANAGEMENT II, INC.

RADNET SUB, INC.

RADSITE, LLC

RAVEN HOLDINGS U.S., INC.

ROLLING OAKS IMAGING CORPORATION

ROLLING OAKS RADIOLOGY, INC.

SOCAL MR SITE MANAGEMENT, INC.

TREASURE COAST IMAGING PARTNERS, INC.

VALLEY IMAGING PARTNERS, INC.

By:

/s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: Vice President of Diagnostic Imaging Services, Inc.,

as Co-President of Pronet Imaging Medical Group, Inc.,

and as President of each of the other above listed entities

[Signature Page to Incremental Amendment No. 2 to Credit and Guaranty Agreement]

BEVERLY RADIOLOGY MEDICAL GROUP, III

By: Beverly Radiology Medical Group, Inc., its general partner

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

By: Breastlink Medical Group, Inc., its general partner

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

By: Pronet Imaging Medical Group, Inc., its general partner

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: Co-President

RADAR MEDICAL SYSTEMS, L.L.C.

By: Image Medical Corporation, its manager

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

ARIZONA IMAGING SERVICES, LLC

By: RadNet Management, Inc., its sole member

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

DEEPHEALTH, INC.

By: /s/ Howard G. Berger, M.D.

Name: A. Gregory Sorensen

Title: President

[Signature Page to Incremental Amendment No. 2 to Credit and Guaranty Agreement]

BARCLAYS BANK PLC,

as Administrative Agent

By: /s/ Ronnie Glenn

Name: Ronnie Glenn

Title: Director

[Signature Page to Incremental Amendment No. 2 to Credit and Guaranty Agreement]

BARCLAYS BANK PLC,

as a 2025 Incremental Lender

By: /s/ Ronnie Glenn

Name: Ronnie Glenn

Title: Director

[Signature Page to Incremental Amendment No. 2 to Credit and Guaranty Agreement]